The Lincoln National Life Insurance Company
Lincoln National Variable Annuity Account H
American Legacy® Design, American Legacy® Signature, American Legacy® Series, American Legacy® Advisory
Lincoln Life Variable Annuity Account N
Lincoln ChoicePlusSM Design, Lincoln ChoicePlusSM Signature, Lincoln ChoicePlus AssuranceSM Series, Lincoln ChoicePlus AssuranceSM (Prime), Lincoln ChoicePlusSM Advisory, Lincoln InvestmentSolutionsSM RIA, Lincoln ChoicePlusSM Select B-Share
Rate Sheet Prospectus Supplement dated October 15, 2026
This Rate Sheet Prospectus Supplement (“Rate Sheet”) provides the i4LIFE® Advantage Guaranteed Income Benefit rates and percentages that we are currently offering. This Rate Sheet must be retained with the current prospectus.
The rates below apply for applications and/or election forms signed on and after October 26, 2026.
The rates in this Rate Sheet can be superseded at any time. In the event we change our rates, the new rate sheet will become effective at least 10 days after it is filed. Current Rate Sheets will be included with the prospectus. You can also obtain the most current Rate Sheet by contacting your financial professional, or online at www.lfg.com/VAprospectus. This Rate Sheet has been filed with the Securities and Exchange Commission and can be viewed at www.sec.gov.
i4LIFE® Advantage Select Guaranteed Income Benefit Charge Rate
	Single Life	Joint Life
Current Initial Annual Charge*	1.55%	1.75%
*The charge is added to the product charge which included the mortality and expense risk charge for the death benefit you have elected.
i4LIFE® Advantage Select Guaranteed Income Benefit
Single Life GIB Percentage		Joint Life GIB Percentage
Age	GIB Percentage	Age	GIB Percentage
Under 40	2.25%	Under 40	2.00%
40 – 54	3.00%	40 – 54	2.50%
55 – 58	3.25%	55 – 58	2.75%
59 – 64	4.25%	59 – 64	3.75%
65 – 69	5.25%	65 – 69	4.75%
70 – 79	5.50%	70 – 79	5.00%
80+	5.50%	80+	5.00%

In order to receive the rate indicated in this Rate Sheet, your application or rider election form must be signed and dated on and after October 26, 2026. We must receive your application or rider election form in Good Order within 10 days from the date you sign your application or rider election form and the annuity must be funded within 60 calendar days. Good Order means the actual receipt by Lincoln at its Home Office of the requested transaction in writing, or by other means accepted by Lincoln, along with all the information and supporting legal documentation necessary to complete the transaction. Additional paperwork may be required if these conditions are not met and you still wish to purchase the annuity in order to receive the applicable rates in effect at that time.
*Purchasers of Lincoln SmartSecurity® Advantage (regardless of the rider effective date) may use any remaining Guaranteed Amount (if greater than the Account Value) to calculate the initial Guaranteed Income Benefit.